UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2024

Gulf Coast Ultra Deep Royalty Trust

(Exact name of registrant as specified in its charter)

Delaware	001-36386	46-6448579
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

The Bank of New York Mellon Trust Company, N.A., as trustee 601 Travis Street, 16th Floor Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 236-6555

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a)	Dismissal of Previous Independent Registered Public Accounting Firm

On August 2, 2024, The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”) of Gulf Coast Ultra Deep Royalty Trust (the “Trust”), dismissed Ernst & Young LLP (“E&Y”) as the independent registered public accounting firm of the Trust. The Trustee has authorized E&Y to respond fully to the inquiries of the successor auditors.

The reports of E&Y on the Trust’s financial statements (which were prepared in conformity with the modified cash basis of accounting) for the fiscal years ended December 31, 2023 and December 31, 2022 contained no adverse opinions or disclaimers of opinions and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2023 and December 31, 2022, and the subsequent interim period through August 2, 2024, there were (i) no disagreements between the Trust and E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the subject matter of the disagreement in E&Y’s reports on the Trust’s financial statements for such years, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Trust provided E&Y with a copy of the disclosures it is making in this Current Report on Form 8-K (the “Report”) prior to the time the Report was filed with the Securities and Exchange Commission (the “SEC”). The Trust requested that E&Y furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein. A copy of E&Y’s letter, dated August 8, 2024, is attached hereto as Exhibit 16.1.

(b)	Engagement of New Independent Registered Public Accounting Firm

On August 2, 2024, the Trustee engaged Weaver and Tidwell, L.L.P. (“Weaver”) as the Trust’s independent registered public accounting firm for the year ending December 31, 2024 effective immediately. During the fiscal years ended December 31, 2023 and 2022, respectively, and the subsequent interim period through August 2, 2024, neither the Trust nor anyone acting on its behalf has consulted with Weaver on any of the matters or events set forth in Item 304(a)(2)(i) or 304(a)(2)(ii) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
16.1	Letter of Ernst & Young LLP dated August 8, 2024 to the SEC regarding statements included in this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gulf Coast Ultra Deep Royalty Trust

	By:	The Bank of New York Mellon Trust Company, N.A., as Trustee

	By:	/s/ Sarah Newell
Sarah Newell
Vice President

Date: August 8, 2024